February 1, 2008

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                           BNY Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                   Mellon Institutional Group of Equity Funds
                   ------------------------------------------
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                   The Boston Company Small Cap Value Fund II
                    The Boston Company Small Cap Growth Fund
                  The Boston Company Small/Mid Cap Growth Fund
             The Boston Company Small Cap Tax-Sensitive Equity Fund
              The Boston Company Emerging Markets Core Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund

This combined Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated February 1, 2008, as amended and/or supplemented from time to time, of The Boston Company Large Cap Core Fund ("Large Cap Core Fund"), The Boston Company Small Cap Value Fund ("Small Cap Value Fund"), The Boston Company Small Cap Value Fund II ("Small Cap Value Fund II"), The Boston Company Small Cap Growth Fund ("Small Cap Growth Fund"), The Boston Company Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), The Boston Company Small Cap Tax-Sensitive Equity Fund ("Small Cap Tax-Sensitive Equity Fund"), The Boston Company Emerging Markets Core Equity Fund ("Emerging Markets Core Equity Fund"), The Boston Company International Core Equity Fund ("International Core Equity Fund") and The Boston Company International Small Cap Fund ("International Small Cap Fund") (each, a "fund" and collectively, the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2007 annual reports to shareholders, are incorporated by reference into this SAI.

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
                                Table of Contents
INVESTMENT OBJECTIVES AND POLICIES............................................... 3
DESCRIPTION OF SECURITIES AND RELATED RISKS...................................... 5
INVESTMENT TECHNIQUES AND RELATED RISKS..........................................15
INVESTMENT RESTRICTIONS..........................................................23
PORTFOLIO HOLDINGS DISCLOSURE....................................................35
MANAGEMENT.......................................................................36
CODE OF ETHICS...................................................................49
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES....................................49
PURCHASE AND REDEMPTION OF SHARES................................................50
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS..............................51
PORTFOLIO TRANSACTIONS...........................................................55
BROKERAGE COMMISSIONS............................................................56
DETERMINATION OF NET ASSET VALUE.................................................57
THE FUNDS AND THEIR SHARES.......................................................58
TAXATION.........................................................................59
ADDITIONAL INFORMATION...........................................................65
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS...........65

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                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The Boston Company Asset Management, LLC ("TBCAM" or the "Adviser") is the investment adviser for each fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Because the Small Cap Tax-Sensitive Equity Fund is managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the fund's distributions, this fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Large Cap Core Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Select Value Fund to The Boston Company Large Cap Core Fund. Prior to July 1, 2000, the fund's name was Standish Equity Fund.

Small Cap Value Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Value Fund to The Boston Company Small Cap Value Fund.

The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Value Fund II

Additional Investment Information. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2500 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Growth Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Growth Fund to The Boston Company Small Cap Growth Fund. Prior to January 31, 2000, the fund's name was Standish Small Capitalization Equity Fund II.

The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

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Small/Mid Cap Growth Fund

Additional Investment Information. On September 1, 2005, the fund changed its name from The Boston Company Small Capitalization Equity Fund to The Boston Company Small/Mid Cap Growth Fund. On July 1, 2003, the fund changed its name from Standish Small Capitalization Equity Fund to The Boston Company Small Capitalization Equity Fund.

The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations no greater than 75% of the average total market capitalization of the largest companies included in the Russell 2500 Growth Index measured at the end of each of the previous twelve months, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Tax-Sensitive Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Tax-Sensitive Equity Fund to The Boston Company Small Cap Tax-Sensitive Equity Fund. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Because of the nature of the securities of small capitalization companies in which the Small Cap Tax-Sensitive Equity Fund primarily invests (including those issued in initial public offerings), the Small Cap Tax-Sensitive Equity Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

Emerging Markets Core Equity Fund

Additional Investment Information. The fund will purchase securities representing various industries and sectors. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the MSCI Emerging Market ("EM") Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

International Core Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Equity Fund to The Boston Company International Core Equity Fund.

The fund will purchase securities representing various industries and sectors.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

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International Small Cap Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Small Cap Fund to The Boston Company International Small Cap Fund.

The fund will purchase securities representing various industries and sectors. The fund may purchase stocks not identified by the quantitative models in order to gain exposure to emerging industries. The fund may also participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the EMI ex-U.S. Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Group of Equity Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may invest in foreign securities without limit. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund limit their investments in foreign securities to 15% of their total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. over-the-counter ("OTC") market. Large Cap Core Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

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Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may invest any portion of their assets in securities denominated in a particular foreign currency. The portion of the Emerging Markets Core Equity Fund, International Core Equity Fund's and International Small Cap Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. The Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which its invests.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund, in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Emerging Markets Core Equity

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Fund invests primarily in securities of emerging markets. International Core
Equity Fund and International Small Cap Fund may invest up to 25% of their total assets in issuers located in emerging markets. Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and

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repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

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Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

The funds may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

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Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund invest primarily, and Large Cap Core Fund, Emerging Markets Core Equity Fund and International Core Equity Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

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Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund and Small/Mid Cap Growth Fund may each invest up to 10% of its net assets in repurchase agreements. Small Cap Tax-Sensitive Equity Fund may invest up to 15% of its net assets in repurchase agreements. Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund, except the Large Cap Core Fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Fund invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the funds' portfolio turnover rate for the years ended September 30, 2006 and 2007, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

-----------------------------------------------------------------------------
Fund                                                 2007         2006
-----------------------------------------------------------------------------
Large Cap Core Fund                                  59%          103%(1)
-----------------------------------------------------------------------------
Small Cap Value Fund                                 67%          60%
-----------------------------------------------------------------------------
Small Cap Value Fund II                              18%(2)       N/A(3)
-----------------------------------------------------------------------------
Small Cap Growth Fund                                175%         166%
-----------------------------------------------------------------------------
Small/Mid Cap Growth Fund                            180%         161%
-----------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund                  170%         169%
-----------------------------------------------------------------------------
Emerging Markets Core Equity Fund                    76%          31%(2)
-----------------------------------------------------------------------------
International Core Equity Fund                       83%          51%
-----------------------------------------------------------------------------
International Small Cap Fund                         88%          63%
-----------------------------------------------------------------------------

(1) Relative to fiscal year 2007, the fund's portfolio turnover was higher during fiscal year 2006 as portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or to raise cash in order for the fund to purchase other securities that the portfolio managers believed had higher growth potential.
(2)  The portfolio turnover rate has not been annualized.
(3)  The Fund began operations on July 23, 2007.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances. Although the Emerging Markets Core Equity Fund may invest in fixed income securities of any quality, the Fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, credit default risk and broad or specific equity or fixed income market movements) to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential return, including income from selling credit default protection. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may

o purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments;

o    purchase and sell financial futures contracts and options thereon;

o enter into various interest rate transactions such as swaps, caps, floors or collars;

o    enter into credit default and other types of swaps; and

o enter into various currency transactions such as forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contacts

     (Collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used for the following purposes:

o to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations or from adverse changes in borrower's credit quality;

o to seek to protect a fund's unrealized gains in the value of its portfolio securities;

o to facilitate the sale of portfolio securities for investment purposes, to seek to manage effective maturity or duration;

o to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities; or

o to enhance potential return, including income from selling credit default protection, through non-hedging transactions, although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A fund's activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of the Subchapter M of the Code for qualification as a regulated investment company.

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the Counterparty to the transaction, illiquidity and, to the extent an adviser's view as to certain market or interest rate movements or a borrower's credit quality is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value.

In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, each adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may enter into futures contracts which are based upon indices of foreign securities. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the CTFC, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Each fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standards & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by such fund's adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S dollar value of the contract would not exceed the U.S dollar value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Forward Currency Exchange Contracts. The funds may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of Counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the funds primarily to protect the value of the funds' foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in each fund's Statement of Assets and Liabilities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple swap transactions, structured notes and any combination of futures, options, currency and swap transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, credit default, currency rate and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase and sell (write) call and put options on swaps, which are also known as swaptions. The funds may enter into these transactions for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against adverse changes in a borrower's credit quality, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to obtain a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with a fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of each fund's policy regarding illiquid securities based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Risks of Strategic Transactions Outside the United States. Each fund may use Strategic Transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the ability of a fund to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (A fund may have to comply with other applicable regulatory requirements for Strategic Transactions). If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the fund's adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Core Fund. As a matter of fundamental policy, the Large Cap Core Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3.   Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the fund may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Large Cap Core Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

     d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Small Cap Value Fund. As a matter of fundamental policy, Small Cap Value Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

     Small Cap Value Fund II. As a matter of fundamental policy, Small Cap Value Fund II may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Fund II may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities that are illiquid.

     Small Cap Growth Fund. As a matter of fundamental policy, Small Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Growth Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

     d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

     Small/Mid Cap Growth Fund. As a matter of fundamental policy, Small/Mid Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3.   Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. Small/Mid Cap Growth Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

Small Cap Tax-Sensitive Equity Fund. As a matter of fundamental policy, Small Cap Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

          a. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

          b such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Tax-Sensitive Equity Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase securities of any other investment company except as permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

     d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Emerging Markets Core Equity Fund. As a matter of fundamental policy, Emerging Markets Core Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

International Core Equity Fund. As a matter of fundamental policy, the International Core Equity Fund may not:

With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities and other investment companies) or acquire more than 10% of the outstanding voting securities of any issuer.

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. The fund may not make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

3. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The International Core Equity Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c.   Invest more than 15% of its assets in securities which are illiquid.

International Small Cap Fund. As a matter of fundamental policy, International Small Cap Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The International Small Cap Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Large Cap Core, Small Cap Value, Small Cap Value Fund II, Small Cap Growth, Small Cap Tax-Sensitive Equity, Emerging Markets Core Equity Fund, International Small Cap and International Core Equity Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, each fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The funds normally will publish their full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the funds' adviser, TBCAM or its affiliates.

-----------------------------------------------------------------------------------------------------------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of       Other Directorships
the Trust, Address and Date    and Length of   During Past 5 Years            Portfolios in       Held by Trustees
of Birth                       Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
-----------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),         Since 1986     Chairman Emeritus, Decision          17                  None
Trustee                                          Resources, Inc. ("DRI")
61 Meadowbrook Road                            (biotechnology research and
Weston, MA  02493                               consulting firm); formerly
9/30/40                                           Chairman of the Board
                                               and Chief Executive Officer,
                                                           DRI

-----------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),      Since 1989        William Joseph Maier,             17                  None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littauer Center 127                                 Harvard University
Cambridge, MA  02138
8/5/44

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of       Other Directorships
the Trust, Address and Date    and Length of   During Past 5 Years            Portfolios in       Held by Trustees
of Birth                       Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
-----------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72), Trustee    Since 1986     Trustee, Mertens House, Inc.         17                  None
P.O. Box 2333                                           (hospice)
New London, NH  03257
4/11/35

-----------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64),          Since 1986        Trustee, Essex Street             17                  None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915
11/14/43

-----------------------------------------------------------------------------------------------------------------------
                               Interested Trustee
-----------------------------------------------------------------------------------------------------------------------
**J. David Officer (59),        Since 2007     Director, Vice Chairman and          17                  None
Trustee (Chairman),                             Chief Operating Officer of
President and Chief                              The Dreyfus Corporation;
Executive Officer                              Executive Vice President of
BNY Mellon Asset Management                    The Bank of New York Mellon
200 Park Ave., 55th Fl.                       Corporation; and Director and
New York, NY 101668/24/48                      President of MBSC Securities
                                                       Corporation
-----------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
-----------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42),           Vice         Vice President and Mutual          N/A                  N/A
Vice President, Treasurer       President      Funds Controller, BNY Mellon
and Chief Financial Officer    since 1999;      Asset Management; formerly
BNY Mellon Asset Management,  Treasurer and    Assistant Vice President and
One Boston Place                  Chief          Mutual Funds Controller,
Boston, MA  02108               Financial         Standish Mellon Asset
7/14/65                       Officer since       Management Company LLC
                                   2002
-----------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56),        Assistant        First Vice President and          N/A                  N/A
Assistant Vice President           Vice         Manager, BNY Mellon Asset
and Secretary BNY Mellon        President       Management; formerly Vice
Asset Management,              since 1996;    President and Manager, Mutual
One Boston Place                Secretary       Funds Operations, Standish
Boston, MA  02108               since 2007       Mellon Asset Management
8/19/51                                                Company LLC

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of       Other Directorships
the Trust, Address and Date    and Length of   During Past 5 Years            Portfolios in       Held by Trustees
of Birth                       Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
-----------------------------------------------------------------------------------------------------------------------

Mary T. Lomasney (50)           Since 2005      First Vice President, BNY          N/A                  N/A
Chief Compliance Officer                       Mellon Asset Management and
BNY Mellon Asset Management,                    Chief Compliance Officer,
One Boston Place                                Mellon Optima L/S Strategy
Boston, MA  02108                              Fund LLC; formerly Director,
4/8/57                                         Blackrock, Inc., Senior Vice
                                                 President, State Street
                                              Research & Management Company
                                              ("SSRM"), Vice President, SSRM
-----------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Advisers.

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                                        the Trust                   Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                              None                                  None
--------------------------------------------------------------------------------------------------------------------
                               Interested Trustee
--------------------------------------------------------------------------------------------------------------------
           J. David Officer*                              None                                  None
--------------------------------------------------------------------------------------------------------------------

*    Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with TBCAM or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund's shares) with the Trust during the calendar year ended December 31, 2007, except that certain Trustees and officers who are directors and officers of TBCAM may, from time to time, purchase additional shares of common stock of The Bank of New York Mellon Corporation ("BNY Mellon"), the publicly traded indirect parent company of TBCAM.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2007:

                      Aggregate Compensation from the Funds

                                                                                                    Pension
                                                                                                       or
                                                                                                    Retire-
                                                                                                     ment
                                                            Small                                   Benefits       Total
                              Small                          Cap     Emerging   Interna-   Inter-   Accrued    Compensation
              Large   Small    Cap    Small   Small/Mid      Tax-     Markets    tional   national  as Part     from Funds
               Cap     Cap    Value    Cap       Cap      Sensitive    Core       Core     Small      of         and Other
   Name of    Core    Value   Fund    Growth    Growth      Equity    Equity     Equity     Cap      Funds'       Funds in
  Trustee     Fund    Fund     II     Fund       Fund       Fund       Fund       Fund     Fund     Expense       Complex*
-----------------------------------------------------------------------------------------------------------------------------
 Samuel C.   $3,098  $5,538    $0    $2,007      $695      $3,240     $649     $14,195   $9,275      $0        $56,875
  Fleming
 Benjamin
M. Friedman  $3,098  $5,538    $0    $2,007      $695      $3,240     $649     $14,195   $9,275      $0        $56,875
  John H.
  Hewitt     $3,098  $5,538    $0    $2,007      $695      $3,240     $649     $14,195   $9,275      $0        $56,875
   Caleb
Loring, III  $3,209  $6,316    $0    $2,101      $717      $3,447     $657     $17,011   $10,460     $0        $63,125
 J. David
 Officer**     0       0       0        0         0          0          0         0         0        0            0

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which TBCAM or any of its affiliates, such as Standish Mellon Asset Management Company LLC, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of BNY Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by TBCAM or any other entity in a control relationship to TBCAM. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in TBCAM or any other entity in a control relationship to TBCAM. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM; (vi) any affiliate of TBCAM; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Large Cap Core Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                37.2%*
SEI Private Trust Company
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                34.0%*
SEI Private Trust Company
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------

Small Cap Value Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                19.9%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                10.6%
Patterson & Co Omnibus C/C/C
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                8.1%
Patterson & Co Portfolio Strategies Cash
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                7.1%
Patterson & Co Omnibus Portfolio Strategies Cash Reinv
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
Calhoun & Co.                                                                   5.7%
PO Box 75000
Detroit, MI 48275-0001
-------------------------------------------------------------------------------------------------
                                                                                5.6%
Wachovia Bank FBO Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                5.3%
T Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients
4514 Painters Mill Rd
Owings Mills, MD 21117-4905
-------------------------------------------------------------------------------------------------

Small Cap Value Fund II

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
Wells Fargo Bank NA FBO Diocese of Oakland-Mutual Fund                          33.1%*
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------
Wells Fargo Bank NA FBO Diocese of Oakland-CEM-INT                              25.2%*
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                23.0%
Wells Fargo Bank NA FBO Diocese of Oakland-Lay MPP-INL
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------
                                                                                5.2%
Wells Fargo Bank NA FBO Diocese of Oakland-CEM PRE-NEED
17416520
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------

Small Cap Growth Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                28.2%*
Patterson & Co Omnibus Cash
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                23.3%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                12.1%
Patterson & Co Omnibus Cash Reinvest
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                5.7%
Wachovia Bank FBO Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                5.2%
Mercer Trust Company TTEE FBO Ogilvy & Mather Profit Sharing Retirement and
401(K) Plan
One Investors Way MS N-6-G
Norwood, MA 02062-1599
-------------------------------------------------------------------------------------------------

Small/Mid Cap Growth Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                47.5%*
FM Global Pension Plan - Equities
Attn Kim Adams
PO Box 9198
225 Wyman St
Waltham, MA 02454
-------------------------------------------------------------------------------------------------
                                                                                22.3%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                5.4%
Beth Israel Anestesia FDTN Inc
Attn Elizabeth Black
330 Brookline Ave
Boston, MA 02215-5400
-------------------------------------------------------------------------------------------------

Small Cap Tax-Sensitive Equity Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                47.3%*
Charles Schwab Co Inc Special Custody Account For Benefit of Customers
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4151
-------------------------------------------------------------------------------------------------
                                                                                16.1%
SEI c/o SunTrust Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                6.1%
SEI Private Trust Company c/o SunTrust Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                5.3%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------

Emerging Markets Core Equity Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                58.8%*
MBC Investments Corporation
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029
-------------------------------------------------------------------------------------------------
                                                                                17.7%
SEI Private Trust Company c/o Mellon Bank
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                12.1%
SEI Private Trust Company c/o Mellon
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------

International Core Equity Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                12.8%
T Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients
4514 Painters Mill Rd
Owings Mills, MD 21117-4905
-------------------------------------------------------------------------------------------------
                                                                                10.1%
State Street Bank & Trust Co. as Trustee for the Pella Corp. Employee Profit
Sharing Plan
105 Rosemont Rd
Westwood, MA 02090-2318
-------------------------------------------------------------------------------------------------
                                                                                7.2%
JP Morgan Chase Trustee FBO St. Jude Medical Inc. Profit Sharing Plan & Trust
PO Box 419784
Kansas City, MO 64141-6784
-------------------------------------------------------------------------------------------------
                                                                                7.1%
SEI Private Trust Company c/o Mellon
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                6.4%
Public Welfare Foundation
1200 U ST NW
Wshington, DC 20009-4443
-------------------------------------------------------------------------------------------------

International Small Cap Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                30.4%*
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                11.0%
Public Welfare Foundation
1200 U ST NW
Washington, DC 20009-4443
-------------------------------------------------------------------------------------------------
                                                                                8.2%
Charles Schwab Co Inc Special Custody Account For Benefit of Customers
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4151
-------------------------------------------------------------------------------------------------
                                                                                5.2%
Navy-Marine Corps Relief Society
Attn: Peter M Hesser
875 N Randolph St Suite 225
Arlington, VA 22203-1767
-------------------------------------------------------------------------------------------------

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Effective July 1, 2003, TBCAM replaced Standish Mellon as investment adviser to the Large Cap Core Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Portfolio and International Small Cap Portfolio by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreement between the funds, the portfolios and Standish Mellon. The services provided to the funds and the portfolios pursuant to the investment advisory agreement after July 1, 2003 are the same as the services previously provided by Standish Mellon to the funds and the portfolios. Pursuant to an agreement between TBCAM and Standish Mellon, TBCAM has engaged Standish Mellon to continue to provide, but on TBCAM's behalf, certain administrative, compliance and shareholder service functions previously provided by Standish Mellon directly. TBCAM has acted as investment adviser to Emerging Markets Core Equity Fund and Small Cap Value Fund II, since each fund commenced operations on July 10, 2006 and July 23, 2007, respectively.

TBCAM is registered as an investment adviser under the Investment Advisers Act of 1940. TBCAM is a wholly owned subsidiary of MAM (MA) Holding Trust ("MAM (MA) Trust"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (MA) Trust is a majority owned subsidiary of MAM (DE) Trust, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (DE) Trust is a wholly owned subsidiary of BNY Mellon. The following constitute the members of the Board of Managers of
TBCAM: David Cameron Corey Griffin; Edward Ladd; Phil Maisano; Ron O'Hanley; and Scott Wennerholm.

BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Subject to the supervision and direction of the Trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the funds to use the name "The Boston Company." In addition to those services, the adviser provides the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate
               Fund (as a percentage of average daily net assets)
         Large Cap Core Fund*                               0.50%
         Small Cap Value Fund*                              0.80%
         Small Cap Value Fund II                            0.75%
         Small Cap Growth Fund*                             0.80%

         Small/Mid Cap Growth Fund                          0.60%
         Small Cap Tax-Sensitive Equity Fund                0.80%
         Emerging Markets Core Equity Fund                  1.10%
         International Core Equity Fund*                    0.80% of the first $500 million
                                                            0.75% of the next $500 million
                                                            0.70% of the next $500 million
                                                            0.60% of the next $500 million
                                                            0.50% of over $2 billion
         International Small Cap Fund*                      1.00%

         * Until September 19, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay advisory fees but bore its pro rata share of such fees paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio's securities and cash in exchange for its interest in the portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which its master portfolio had invested and entered into an agreement with its adviser.

During the last fiscal year ended September 30, 2007 and the previous two fiscal years ended September 30, 2006 and 2005, the funds paid advisory fees in the following amounts:

                      Fund                             2005              2006             2007
                      ----                             ----              ----             ----
Large Cap Core Fund*                                 $277,529          $245,583         $588,140
Small Cap Value Fund *                               $949,016         $2,997,416       $6,487,912
Small Cap Value Fund II                               N/A(1)            N/A(1)            $0(2)
Small Cap Growth Fund*                               $280,477        $296,811(3)        $840,178
Small/Mid Cap Growth Fund                           $44,097 (4)       $64,034(4)       $86,989(4)
Small Cap Tax-Sensitive Equity Fund                 $1,098,877        $1,299,734       $1,801,861
Emerging Markets Core Equity                          N/A(5)            $0(6)             $0(6)
International Core Equity Fund*                     $1,495,312        $9,116,697     $18,238,957(7)
International Small Cap Fund*                       $4,069,597        $9,659,458     $11,478,499(8)

          * Until September 19, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay advisory fees but bore its pro rata share of such fees paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio's securities and cash in exchange for its interest in the portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which its master portfolio had invested. Advisory fees reported for the year 2007 represent fees of both the fund and its master portfolio. Advisory fees reported for the years 2005-2006 represent fees paid by the master portfolio.

          (1)  The fund began operations on July 17, 2007.
          (2) For the period July 17, 2007 (commencement of operations) to September 30, 2007, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $7,841.
          (3) For the fiscal year ended September 30, 2006, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $8,160.
          (4) For the fiscal years ended September 30, 2005, 2006 and 2007, the adviser voluntarily agreed not to impose all or a portion of its advisory fee in the amounts of $75,949, $58,142 and $55,134, respectively.
          (5)  The fund began operations on July 10, 2006.
          (6) For the period July 10, 2006 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose all of its fees totaling $13,182 and $99,997, respectively.
          (7) For the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $92,386.

          (8) For the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $29,167.

The adviser has voluntarily and temporarily agreed to limit total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Core Fund, Small/Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund to 0.90%, 1.00%, 1.10%, 1.25%, 1.00%, 1.10%, 1.45%, 1.25% and 1.50%,
respectively, of the applicable fund's average daily net assets.

TBCAM may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

For the period of September 1, 2007 through August 31, 2008, TBCAM has agreed to rebate 25% of its management fee to the following three funds: Emerging Markets Core Equity Fund, International Core Equity Fund, and International Small Cap Fund. This rebate will end on September 1, 2008, and on such date each fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period.

Pursuant to the investment advisory agreements, each fund bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

The term of the investment advisory agreements for each fund (other than the Emerging Markets Core Equity Fund) end on December 31, 2008. The initial term of the investment advisory agreement for Emerging Markets Core Equity Fund ends on April 28, 2008. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the funds, the adviser, the Principal Underwriter and the Trust have each adopted codes of ethics containing extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the adviser and its employees.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation ("MBSC"), an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. As of the date of this Statement of Additional Information, MBSC has received no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's portfolio. The adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Each fund's adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, each adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or an adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The Fund's Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

To view the funds' proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to MBSC or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, MBSC or TBCAM.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Stephanie K. Brandaleone  Small Cap Value Fund   Other Registered Investment Companies:  4 funds with total assets of approximately $1.71 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $140 million

                                                 Other Accounts:  17 accounts with total assets of approximately
                                                 $1.24 billion
---------------------------------------------------------------------------------------------------------------------
Joseph M. Corrado         Small Cap Value Fund   Other Registered Investment Companies:  4 funds with total assets of approximately $1.71 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $140 million

                                                 Other Accounts:  17 accounts with total assets of approximately
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
                                                 $1.24 billion
---------------------------------------------------------------------------------------------------------------------
Sean P. Fitzgibbon        Large Cap Core Fund    Other Registered Investment Companies:  7 funds with total assets of approximately $3.57 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $106 million

                                                 Other Accounts:  25 accounts with total assets of approximately
                                                 $3.37 billion
---------------------------------------------------------------------------------------------------------------------
Jeffrey D. McGrew         Large Cap Core Fund    Other Registered Investment Companies:  7 funds with total assets of approximately $3.57 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $106 million

                                                 Other Accounts:  25 accounts with total assets of approximately
                                                 $3.37 billion
---------------------------------------------------------------------------------------------------------------------
William F. Patzer         Emerging Markets       Other Registered Investment Companies:  11 funds with total assets
                          Core Equity Fund       of approximately $3.71 billion

                          International Core     Other Pooled Investment Vehicles: 4 entities with total assets of
                          Equity Fund            approximately $1.9 billion

                          International Small    Other Accounts:  5 accounts with total assets of approximately
                          Cap Fund               $5.67 billion
---------------------------------------------------------------------------------------------------------------------
P. Hans Von Der Luft      Small Cap Growth Fund  Other Registered Investment Companies:  4 funds with total assets of approximately $779 million

                                                 Other Pooled Investment Vehicles: 3 entities with total assets of approximately $144 million

                                                 Other Accounts: 17 accounts with total assets of approximately
                                                 $630 million
---------------------------------------------------------------------------------------------------------------------
Todd Wakefield            Small Cap Tax          Other Registered Investment Companies:  4 funds with total assets
                          Sensitive Equity Fund  of approximately $779 million

                          Small/Mid Cap Growth   Other Pooled Investment Vehicles: 3 entities with total assets of
                          Fund                   approximately $144 million

                                                 Other Accounts: 17 accounts with total assets of approximately
                                                 $630 million
---------------------------------------------------------------------------------------------------------------------
B. Randall Watts, Jr.     Small Cap Growth       Other Registered Investment Companies: 4 funds with total assets of
                          Fund                   approximately $779 million

                          Small Cap Tax
                          Sensitive Equity Fund  Other Pooled Investment Vehicles: 3 entities with total assets of approximately $144 million
                          Small/Mid Cap Growth
                          Fund                   Other Accounts:  17 accounts with total assets of approximately
                                                 $630 million
---------------------------------------------------------------------------------------------------------------------

The Adviser receives a fee based upon the investment performance of six of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, including four "Other Accounts" managed by Mr. Patzer, one "Other Account" co-managed by Messrs. Fitzgibbons and McGrew and one "Other Account" co-managed by Messrs. Watts, Von der Luft and Wakefield, having total assets of approximately $667 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each TBCAM portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM's financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. A significant portion of the opportunity awarded is based upon the one, three, and five-year (three and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth or retention of the products managed. Awards are generally subject to management discretion and pool funding availability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the BNY Mellon 3 year CD rate).

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

          A    - $0
          B    - $1 - $10,000
          C    - $10,001 - $50,000
          D    - $50,001 - $100,000
          E    - $100,001 - $500,000
          F    - $500,001 - $1,000,000
          G    - More than $1 million

----------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
----------------------------------------------------------------------------------------------
Stephanie K. Brandaleone           Small Cap Value Fund                               A
----------------------------------------------------------------------------------------------
Joseph M. Corrado                  Small Cap Value Fund                               E
----------------------------------------------------------------------------------------------
Sean P. Fitzgibbon                 Large Cap Core Fund                                A
----------------------------------------------------------------------------------------------
Jeffrey D. McGrew                  Large Cap Core Fund                                A
----------------------------------------------------------------------------------------------
William F. Patzer                  Emerging Markets Core Equity Fund                  A
----------------------------------------------------------------------------------------------
                                   International Core Equity Fund                     C
----------------------------------------------------------------------------------------------
                                   International Small Cap Fund                       C
----------------------------------------------------------------------------------------------
P. Hans Von Der Luft               Small Cap Growth Fund                              A
----------------------------------------------------------------------------------------------
Todd Wakefield                     Small Cap Tax Sensitive Equity Fund                A
----------------------------------------------------------------------------------------------
                                   Small/Mid Cap Growth Fund                          A
----------------------------------------------------------------------------------------------
B. Randall Watts, Jr.              Small Cap Growth Fund                              A
----------------------------------------------------------------------------------------------
                                   Small Cap Tax Sensitive Equity Fund                A
----------------------------------------------------------------------------------------------
                                   Small/Mid Cap Growth Fund                          A
----------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund generating the soft dollar credits. The investment advisory fee paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended September 30,

----------------------------------------------------------------------------------------------------------------------
             Fund                          2005                         2006                         2007
             ----                          ----                         ----                         ----
----------------------------------------------------------------------------------------------------------------------
Large Cap Core Fund (1)                  $115,787                     $123,601                     $108,393
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)                 $551,611(2)                 $1,356,533(2)                 $1,680,026
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund II                     N/A                          N/A                        $5,364
----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)                 $189,779                     $201,271                     $753,756
----------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth Fund                $127,192                      $84,652                      $92,772
----------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive                  $731,428                     $866,406                    $1,455,418
Equity Fund
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Core Equity                N/A                        $17,049                      $37,253
Fund
----------------------------------------------------------------------------------------------------------------------
International Core Equity               $454,246(2)                 $4,252,524(2)                 $5,564,275
Fund(1)
----------------------------------------------------------------------------------------------------------------------
International Small Cap                 $994,008(2)                 $2,022,955(2)                 $3,337,432
Fund(1)
----------------------------------------------------------------------------------------------------------------------

(1.) Until September 19, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay brokerage commissions but bore its pro rata share of brokerage commissions paid by its corresponding portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio's securities and cash in exchange for its interest in the portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which its master portfolio had invested. Commissions reported for the year 2007 represent brokerage activity of both the fund and its master portfolio. Commissions reported for the years 2005-2006 represent brokerage activity of the master portfolio.
(2.) The differences in brokerage commissions paid by the funds and the Portfolios each year is attributable to changes in the net assets in the respective fund or Portfolio over those years.
(3.) At September 30, 2007, the following funds held securities of their regular broker-dealers:

     Large Cap Core Fund:                                               Shares
     Bank of America Corp.                                              56,060

     Merrill Lynch & Co., Inc.                                          17,780
     Morgan Stanley                                                     22,920

     International Core Equity Fund:
     Societe Generale                                                   61,560
     Deutsche Bank AG                                                   88,900
     Skandinaviska Enskilda Banken AB                                  372,900
     Credit Suisse Group                                               219,300

     Small Value Fund:
     Piper Jaffray Cos.                                                130,740

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund less all liabilities by the applicable number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

In the case of the International Core Equity Fund and International Small Cap Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Newton International Equity Fund, offers four classes of shares. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, none of the funds invest all of their investable assets in other open-end investment companies.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and has elected or will elect to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and net capital gain (which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) which are distributed timely to shareholders in accordance with the requirements of the Code.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from option, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. Federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. Federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. Federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared to the extent of a fund's earnings and profits, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as RICs, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the years specified below:

--------------------------------------------------------------------------------------------------
Fund                                                             2010                 2011
--------------------------------------------------------------------------------------------------
Large Cap Core Fund                                                0                   0
--------------------------------------------------------------------------------------------------
Small Cap Value Fund                                               0                   0
--------------------------------------------------------------------------------------------------
Small Cap Value Fund II                                            0                   0
--------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                          $384,833            $2,296,326
--------------------------------------------------------------------------------------------------
Small/Mid Cap Growth Fund                                          0                   0
--------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund                                0                   0
--------------------------------------------------------------------------------------------------
Emerging Markets Core Equity Fund                                  0                   0
--------------------------------------------------------------------------------------------------
International Core Equity Fund                                     0                   0
--------------------------------------------------------------------------------------------------
International Small Cap Fund                                       0                   0
--------------------------------------------------------------------------------------------------

Certain options, futures or currency forward transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though the fund's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the fund. Additionally, a fund may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures, swaps or forward contracts and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. Federal income or excise tax.

If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and a fund will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to each of the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) could under Treasury regulations that may be promulgated in the future produce income not among the types of "qualifying income" permitted under the 90% Income Test which, in turn, may require a fund to limit all such transactions in order to meet such test.

Each of the funds may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the "IRS"). Because the investments of the Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Value Fund II, Small/Mid Cap Growth Fund and Small Cap Tax Sensitive Equity Fund are such that each fund expects that it generally will not meet this 50% requirement, shareholders of each such fund generally will not directly take into account the foreign taxes, if any, paid by the fund and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

Each of the International Core Equity Fund, International Small Cap Fund and Emerging Markets Core Equity Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and allocated to them even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If Emerging Markets Core Equity Fund, International Core Equity Fund, or International Small Cap Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Emerging Markets Core Equity Fund, International Core Equity Fund or International Small Cap Fund. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that Emerging Markets Core Equity Fund, International Core Equity Fund or International Small Cap Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country. If a fund acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

For U.S. Federal income tax purposes, assuming a fund has sufficient current or accumulated earnings and profits, distributions of the fund generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. Federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. Federal income tax purposes without regard to the length of time the shareholder has held shares of a fund.

Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. Federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends from passive foreign investment companies will not qualify for the maximum 15% U.S. Federal income tax rate.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of such fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Dividends received by a fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. Federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining a corporation's adjusted current earnings component of its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on the Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the fund. Each of the funds does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.

Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2007 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                          BNY Mellon Financial Center
                                One Boston Place
                          Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                      Mellon Capital Large Cap Growth Fund
                 (formerly Mellon Equity Large Cap Growth Fund)
                          Mellon Capital Micro Cap Fund
                     (formerly Mellon Equity Micro Cap Fund)

                        Newton International Equity Fund
                                (Class I shares)

This combined Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectuses, each dated February 1, 2008, as amended and/or supplemented from time to time, of Mellon Capital Large Cap Growth Fund ("Large Cap Growth Fund"), Mellon Capital Micro Cap Fund ("Micro Cap Fund"), and Newton International Equity Fund ("International Equity Fund") - Class I shares (each, a "fund" and collectively, the "funds") each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the prospectus of each fund. Additional information about each fund's investments is available in such fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2007 annual reports to shareholders, are incorporated by reference into this SAI.

                                Table of Contents

INVESTMENT OBJECTIVES AND POLICIES............................................3
DESCRIPTION OF SECURITIES AND RELATED RISKS...................................3
INVESTMENT TECHNIQUES AND RELATED RISKS......................................12
INVESTMENT RESTRICTIONS......................................................20
PORTFOLIO HOLDINGS DISCLOSURE................................................25
MANAGEMENT...................................................................26
Trustees and Officers of the Trust...........................................26
Material Relationships of the Independent Trustees...........................29
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS..........................34
CODE OF ETHICS...............................................................38
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES................................39
PURCHASE AND REDEMPTION OF SHARES............................................40
PORTFOLIO TRANSACTIONS.......................................................41
BROKERAGE COMMISSIONS........................................................42
DETERMINATION OF NET ASSET VALUE.............................................42
THE FUNDS AND THEIR SHARES...................................................43
TAXATION.....................................................................43
ADDITIONAL INFORMATION.......................................................50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
     STATEMENTS..............................................................50

                       INVESTMENT OBJECTIVES AND POLICIES

Each prospectus describes the investment objective and policies of each fund. Mellon Capital Management Corporation ("Mellon Capital") is the investment adviser for the Large Cap Growth Fund and the Micro Cap Fund. Newton Capital Management, Ltd. ("Newton" and together with Mellon Capital, the "Advisers") is the investment adviser for the International Equity Fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Large Cap Growth Fund

Additional Investment Information. On January 1, 2008, the fund changed its name from Mellon Equity Large Cap Growth Fund to Mellon Capital Large Cap Growth Fund.

Micro Cap Fund

Additional Investment Information. On January 1, 2008, the fund changed its name from Mellon Equity Micro Cap Fund to Mellon Capital Micro Cap Fund.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in each prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

International Equity Fund may invest in foreign securities without limit. Large Cap Growth Fund may invest without limit in U.S. dollar denominated securities of foreign issuers traded on a U.S. exchange or in the U.S. over-the-counter ("OTC") market. Micro Cap Fund will not invest more than 10% of its total assets in foreign securities. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

The portion of the International Equity Fund's and Micro Cap Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. Large Cap Growth Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which they invest.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Growth Fund has no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund (other than International Equity Fund) invests primarily in securities of established issuers based in the U.S. and in other developed markets, International Equity Fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. International Equity Fund may invest up to 20% of its total assets in issuers located in emerging markets. Large Cap Growth Fund and Micro Cap Fund currently do not intend to invest their assets in issuers located in emerging markets. Each fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, an adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. An adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by an adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

Each fund may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by an adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by such adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, such adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the fund's adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. Each fund purchases common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Micro and Small Capitalization Stocks. Each fund may invest in securities of small capitalization companies and the Micro Cap Fund invests primarily in U.S. stocks of micro capitalization companies. Although investments in micro capitalization and small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of micro companies and small companies may be subject to more volatile market movements than securities of larger, more established companies. Micro capitalization and small capitalization companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of micro capitalization and small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. Each fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. The funds are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the fund's adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. The securities of the funds will not be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an adviser to be of good standing, and when, in the judgment of such adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to each adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in a fund's adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the funds' portfolio turnover rate for the years ended September 30, 2006 and 2007, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

----------------------------------------------------------------
Fund                                     2007        2006
----------------------------------------------------------------
Large Cap Growth Fund                    109%(1)     23%
----------------------------------------------------------------
Micro Cap Fund                           167%(2)     103%
----------------------------------------------------------------
International Equity Fund                87%         84%
----------------------------------------------------------------

1. The fund's portfolio turnover rate increased during fiscal year 2007 due to relatively large shareholder redemptions.

2. The fund's portfolio turnover rate increased during fiscal year 2007 largely due to the volatility of micro cap stocks.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by an adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by a fund's adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by a fund's adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, credit default risk and broad or specific equity or fixed income market movements) to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential return, including income from selling credit default protection. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may

o purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments;

o    purchase and sell financial futures contracts and options thereon;

o enter into various interest rate transactions such as swaps, caps, floors or collars;

o    enter into credit default and other types of swaps; and

o enter into various currency transactions such as forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures, forward currency exchange contacts

     (Collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used for the following purposes:

o to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations or from adverse changes in borrower's credit quality;

o to seek to protect a fund's unrealized gains in the value of its portfolio securities;

o to facilitate the sale of portfolio securities for investment purposes, to seek to manage effective maturity or duration;

o to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities; or

o to enhance potential return, including income from selling credit default protection, through non-hedging transactions, although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A fund's activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of the Subchapter M of the Code for qualification as a regulated investment company.

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the Counterparty to the transaction, illiquidity and, to the extent an adviser's view as to certain market or interest rate movements or a borrower's credit quality is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. The writing of put and call options may result in losses to a fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value.

In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by a fund and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, each adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. International Equity Fund and Large Cap Growth Fund may enter into futures contracts which are based upon indices of foreign securities. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the CTFC, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Each fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standards & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by such fund's adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the fund's adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The U.S dollar value of the contract would not exceed the U.S dollar value of the portfolio securities denominated in linked currencies. For example, if an adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and such adviser believes that the value of won will decline against the U.S. dollar, that adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Forward Currency Exchange Contracts. The funds may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of Counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the funds primarily to protect the value of the funds' foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in each fund's Statement of Assets and Liabilities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple swap transactions, structured notes and any combination of futures, options, currency and swap transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, credit default, currency rate and index swaps and the purchase or sale of related caps, floors and collars. The funds may also purchase and sell (write) call and put options on swaps, which are also known as swaptions. The funds may enter into these transactions for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of a fund's portfolio, protecting against adverse changes in a borrower's credit quality, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to obtain a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

Each fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with a fund receiving or paying, as the case may be, only the net amount of the two payments. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by an adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of each fund's policy regarding illiquid securities based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to each adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Risks of Strategic Transactions Outside the United States. Each fund may use Strategic Transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the ability of a fund to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. Each fund will cover Strategic Transactions as required by interpretive positions of the SEC. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (A fund may have to comply with other applicable regulatory requirements for Strategic Transactions). If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in such fund's adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Growth Fund. As a matter of fundamental policy, the Large Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Large Cap Growth Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

Micro Cap Fund. As a matter of fundamental policy, the Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

International Equity Fund. As a matter of fundamental policy, International Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
     (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. International Equity Fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

     c. Invest more than 15% of its net assets in securities which are illiquid.

     d.   Purchase securities of another investment company in reliance on
          Section 12(d)(1)(F) or Section 12(d)(1)(G) under the 1940 Act.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of each fund's fundamental investment restriction regarding industry concentration, each adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if an adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, such adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, each fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Each fund normally will its full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, none of the advisers has any such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the fund's adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of any fund's portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

     The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the funds' advisers, Mellon Capital Management Corporation ("Mellon Capital") or Newton Capital Management Limited ("Newton") or their affiliates (Mellon Capital and Newton are referred collectively as the "Advisers").

-------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                      Term of                                       Portfolios
Name (Age), Position with            Office and       Principal Occupation(s)         in Fund       Other Directorships
the Trust, Address and               Length of          During Past 5 Years           Complex        Held by Trustees
Date of Birth                          Time                                          Overseen
                                      Served*                                       by Trustee
-------------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),             Since 1986      Chairman Emeritus, Decision         17                 None
Trustee                                               Resources, Inc. ("DRI");
61 Meadowbrook Road                                  formerly, Chairman of the
Weston, MA  02493                                              Board
9/30/40                                             and Chief Executive Officer,
                                                               DRI
-------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),          Since 1989         William Joseph Maier,            17                 None
Trustee                                                Professor of Political
c/o Harvard University                                        Economy,
Littauer Center 127                                      Harvard University
Cambridge, MA  02138
8/5/44

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                      Term of                                       Portfolios
Name (Age), Position with            Office and       Principal Occupation(s)         in Fund       Other Directorships
the Trust, Address and               Length of          During Past 5 Years           Complex        Held by Trustees
Date of Birth                          Time                                          Overseen
                                      Served*                                       by Trustee
-------------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72),                Since 1986      Trustee, Mertens House, Inc.        17                 None
Trustee                                                      (hospice)
P.O. Box 2333
New London, NH 03257
4/11/35

-------------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64), Trustee      Since 1986         Trustee, Essex Street            17                 None
c/o Essex Street Associates                             Associates (family
P.O. Box 5600                                         investment trust office)
Beverly, MA 01915
11/14/43

-------------------------------------------------------------------------------------------------------------------------
                                                   Interested Trustee
-------------------------------------------------------------------------------------------------------------------------
** J. David Officer (59),           Since 2007      Director, Vice Chairman and         17                 None
Trustee (Chairman), President                        Chief Operating Officer of
and Chief Executive Officer                           The Dreyfus Corporation;
BNY Mellon Asset Management                         Executive Vice President of
200 Park Ave., 55th Fl.                             The Bank of New York Mellon
New York, NY 10166                                  Corporation; and Director and
8/24/48                                             President of MBSC Securities
                                                           Corporation
------------------------------------------------------------------------------------------------------------------------
                                  Interested Principal Officers who are not Trustees
------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                      Term of                                       Portfolios
Name (Age), Position with            Office and       Principal Occupation(s)         in Fund       Other Directorships
the Trust, Address                   Length of          During Past 5 Years           Complex        Held by Trustees
                                       Time                                          Overseen
                                      Served*                                       by Trustee
-------------------------------------------------------------------------------------------------------------------------

Steven M. Anderson (42) Vice            Vice         Vice President and Mutual          N/A                N/A
President, Treasurer and Chief        President     Funds Controller, BNY Mellon
Financial Officer                    since 1999;     Asset Management; formerly
BNY Mellon Asset Management         Treasurer and   Assistant Vice President and
One Boston Place                       Chief         Mutual Funds Controller,
Boston, MA  02108                     Financial         Standish Mellon Asset
7/14/65                             Officer since      Management Company LLC
                                        2002
-------------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56)              Assistant        First Vice President and          N/A                N/A
Assistant Vice President and            Vice            Manager, Mutual Funds
Secretary                            President      Operations, BNY Mellon Asset
BNY Mellon Asset Management         since 1996;       Management; formerly Vice
One Boston Place                     Secretary      President and Manager, Mutual
Boston, MA  02108                    since 2007      Funds Operations, Standish
8/19/51                                               Mellon Asset Management
                                                           Company LLC
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                      Term of                                       Portfolios
Name (Age), Position with            Office and       Principal Occupation(s)         in Fund       Other Directorships
the Trust, Address and               Length of          During Past 5 Years           Complex        Held by Trustees
Date of Birth                          Time                                          Overseen
                                      Served*                                       by Trustee
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)               Since 2005        First Vice President, BNY         N/A                N/A
Chief Compliance Officer                             Mellon Asset Management and
BNY Mellon Asset Management,                          Chief Compliance Officer,
One Boston Place                                     Mellon Optima L/S Strategy
Boston, MA  02108                                   Fund LLC; formerly Director,
4/8/57                                              Blackrock, Inc., Senior Vice
                                                      President, State Street
                                                    Research & Management Company
                                                    ("SSRM") and Vice President,
                                                               SSRM.
-------------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Advisers. .

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested person" of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee                    Dollar Range of Equity             Aggregate Dollar Range of Equity
                                              Securities in the Trust               Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                                               Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                        Over $100,000                           Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                       Over $100,000                           Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                          Over $100,000                           Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                            None                                    None
--------------------------------------------------------------------------------------------------------------------
                                                Interested Trustee
--------------------------------------------------------------------------------------------------------------------
            David Officer*                              None                                    None
--------------------------------------------------------------------------------------------------------------------

*    Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Mellon Capital or Newton or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2007:

                      Aggregate Compensation from the Funds

                                                                 Pension or Retirement         Total Compensation from
                   Large Cap      Micro     International     Benefits Accrued as Part of     Funds and Other Funds in
Name of Trustee   Growth Fund   Cap Fund     Equity Fund            Funds' Expense                    Complex*
--------------------------------------------------------------------------------------------------------------------------
   Samuel C.         $648         $645           $752                     $0                           $56,875
    Fleming
  Benjamin M.
   Friedman          $648         $645           $752                     $0                           $56,875
John H. Hewitt       $648         $645           $752                     $0                           $56,875
 Caleb Loring,
      III            $656         $650           $793                     $0                           $63,125
   J. David
   Officer**          $0           $0             $0                      $0                             $0

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisers or any of its affiliates, act as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Advisers or any other entity in a control relationship to the Advisers. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in an Adviser or any other entity in a control relationship to an Adviser. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) an Adviser; (vi) any affiliate of an Adviser; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) an Adviser, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Mellon Equity Large Cap Growth Fund

---------------------------------------------------------------------------------------
                                                                      Percentage of
                                                                      Outstanding
Name and Address                                                      Shares
---------------------------------------------------------------------------------------
MBC Investments Corporation                                           96.0%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029
---------------------------------------------------------------------------------------

Mellon Equity Micro Cap Fund

---------------------------------------------------------------------------------------
Name and Address                                                      Percentage of
                                                                      Outstanding
                                                                      Shares
---------------------------------------------------------------------------------------
MBC Investments Corporation                                           54.0%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Name and Address                                                      Percentage of
                                                                      Outstanding
                                                                      Shares
---------------------------------------------------------------------------------------
SEI Private Trust Company c/o Mellon                                  44.6%*
One Freedom Valley Drive
Oaks, PA 19456
---------------------------------------------------------------------------------------

Newton International Equity Fund - Class I shares

---------------------------------------------------------------------------------------
                                                                      Percentage of
                                                                      Outstanding
Name and Address                                                      Shares
---------------------------------------------------------------------------------------
Factory Mutual Insurance Company                                      67.4%*
225 Wyman St
Waltham, MA 02454
---------------------------------------------------------------------------------------
T/F For the People of the Federated States of Micronesia              16.0%
1849 C ST NW RM 4311A
Washington DC 20240-0001
---------------------------------------------------------------------------------------
FM Global Pension Plan - Equities                                     13.5%
Attn Kim Adams
PO Box 9198
225 Wyman St
Waltham, MA 02454
---------------------------------------------------------------------------------------

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Advisers

Each Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and each Adviser is a direct or indirect wholly owned indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Mellon Capital Management Corporation ("Mellon Capital") is the investment adviser to the Large Cap Growth Fund and the Micro Cap Fund. Through December 31, 2007, Mellon Equity Associates LLP ("Mellon Equity") had served as the investment adviser to these funds. Effective on that date, Mellon Equity and Mellon Capital, each wholly-owned subsidiaries of BNY Mellon, merged into one surviving investment adviser, Mellon Capital. After the merger, Mellon Capital remains an indirect wholly-owned subsidiary of BNY Mellon. Effective January 1, 2008, Mellon Capital replaced Mellon Equity as the investment adviser to the funds. Mellon Capital is located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. The following constitute the members of the Board of Directors of Mellon
Capital: William L. Fouse, Thomas Hazuka, Charles Jacklin, Thomas Loeb, Phil Maisano, Ron O'Hanley, William P. Rydell and Scott Wennerholm.

Newton Capital Management Ltd. ("Newton") is the investment adviser to the International Equity Fund. Newton is located at BNY Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. The following constitute the members of the Board of Directors of Newton: Guy C. Christie, Andrew Downs, Jeff Monroe, Helena Morrissey, Mark W. Scott, Kate Turner and Stephen B. Tutt.

BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.
                                       -----------------

Subject to the supervision and direction of the Trustees of the Trust, the each adviser recommends investment decisions, places orders to purchase and sell. In addition to those services, the Advisers provide the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, each Adviser is paid a fee for its services based upon a percentage of their fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate
                          -----------------------------

               Fund (as a percentage of average daily net assets)
               --------------------------------------------------

          Large Cap Growth Fund                               0.65%
          Micro Cap Fund                                      1.00%
          International Equity Fund                           0.80%

During the fiscal years ended September 30, 2006 and 2007, the funds paid advisory fees in the following amounts:

             Fund                                2006              2007
             ----                                ----              ----
Large Cap Growth Fund(1)                         $0 (3)            $0(3)
Micro Cap Fund(2)                                $0 (4)          $1,158(4)
International Equity Fund(1)                  $106,610 (5)      $255,879(5)

(1)  The fund began operations on December 21, 2005.
(2)  The fund began operations on May 1, 2006.
(3) For the period December 21, 2005 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose its fees in the amount of $12,494 and $31,362, respectively.
(4) For the period May 1, 2006 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $96,038 and $91,606, respectively.
(5) For the period December 21, 2005 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose its fees in the amount of $34,780 and $95,995, respectively.

Each Adviser has voluntarily and temporarily agreed to limit its total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Growth Fund to 0.95%, Micro Cap Fund to 1.35% and International Equity Fund to 1.15% of the applicable fund's average daily net assets.

Each Adviser may revise or discontinue these agreements at any time although they have no current intention to do so. If an expense limitation is exceeded, the compensation due to such Adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each fund each bear expenses of their operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, each fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; costs of fund compliance services; and Trustees' fees and expenses.

The term of the investment advisory agreements for each fund other than the Micro Cap Fund ends on December 31, 2008. The term of the investment advisory agreement for the Micro Cap Fund ends on April 28, 2008. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial two-year terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund or by the respective Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as custodian for the funds. Mellon Bank also provides administration and accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreement between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon. Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation ("MBSC"), an affiliate of the Advisers, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. As of the date of this Statement of Additional Information, MBSChas received no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

     The table below indicates for each portfolio manager of each fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Mellon Capital

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME            FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ronald P. Gala           Large Cap Growth Fund   Other Registered Investment Companies:  6 funds with total assets of $1.76 billion.

                                                 Other Pooled Investment Vehicles: None.

                                                 Other Accounts:  19 accounts with total assets of $1.72 billion.
---------------------------------------------------------------------------------------------------------------------
Jocelin A. Reed          Large Cap Growth Fund   Other Registered Investment Companies:  8 funds with total assets of $940 million.

                                                 Other Pooled Investment Vehicles:  3 entities with total assets of
                                                 $195.4 million.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME            FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
                                                 Other Accounts:  26 accounts with total assets of $1.23 billion.
---------------------------------------------------------------------------------------------------------------------
Peter D. Goslin          Micro Cap Fund          Other Registered Investment Companies:  5 funds with total assets of $915.5 million.

                                                 Other Pooled Investment Vehicles:  1 entity with total assets of
                                                 $196.2 million.

                                                 Other Accounts:  8 accounts with total assets of $165.4 million.
---------------------------------------------------------------------------------------------------------------------
John R. O'Toole          Micro Cap Fund          Other Registered Investment Companies:  6 funds with total assets of $1.58 billion.

                                                 Other Pooled Investment Vehicles:  3 entities with total assets of approximately $100.8 million.

                                                 Other Accounts:  21 accounts with total assets of approximately
                                                 $593.1 million.
---------------------------------------------------------------------------------------------------------------------

Mellon Capital receives a fee based upon the investment performance of nine accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, including four of the "Other Accounts" listed above managed by Mr. Gala having total assets of $460.3 million, four of the "Other Accounts" listed above managed by Mr. O'Toole having total assets of $48.7 million and one "Other Account" managed by Ms. Reed having total assets of $39.4 million.

Newton

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME            FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Paul Butler               Newton International   Other Registered Investment Companies:  2 funds with total assets
                          Equity Fund            of approximately $77.5 million.

                                                 Other Pooled Investment Vehicles: 8 entities with total assets of approximately $2.6 billion.

                                                 Other Accounts:  4 accounts with total assets of approximately
                                                 $1.3 billion.

---------------------------------------------------------------------------------------------------------------------
Paul Markham              Newton International   Other Registered Investment Companies:  None.
                          Equity Fund
                                                 Other Pooled Investment Vehicles: 5 entities with total assets of approximately $164.8 million.

                                                 Other Accounts: None.
---------------------------------------------------------------------------------------------------------------------

     The Adviser receives a fee based upon the investment performance of four of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, consisting of four of the "Other Accounts" managed by Mr. Butler having total assets of approximately $1.3 billion.

Potential Conflicts of Interest involving Portfolio Managers

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of their respective fund as well as one or more other accounts. Each Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Each Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of each Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Advisers will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if an Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Each Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, each Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Mellon Capital's portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

Each Newton portfolio manager's compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). All bonus awards are based on the investment performance of certain accounts that attract a performance related fee, for which the portfolio manager has day-to-day responsibility. Individual bonus awards for portfolio managers are discretionary and are measured in one, three and five year periods. Portfolio managers also receive phantom stock and other executive perquisites (i.e., car allowance), based on the Newton stock, which normally vest on the last day of the financial year ending immediately before the fourth anniversary of the effective award date.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

     A     -     $0

     B     -     $1 - $10,000

     C     -     $10,001 - $50,000

     D     -     $50,001 - $100,000

     E     -     $100,001 - $500,000

     F     -     $500,001 - $1,000,000

     G     -     More than $1 million

----------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Jocelyn A. Reed                               Large Cap Growth Fund                   A
----------------------------------------------------------------------------------------------
Ronald P. Gala                                Large Cap Growth Fund                   A
----------------------------------------------------------------------------------------------
Peter D. Goslin                                  Micro Cap Fund                       A
----------------------------------------------------------------------------------------------
John R. O'Toole                                  Micro Cap Fund                       A
----------------------------------------------------------------------------------------------
Paul Butler                                 International Equity Fund                 A
----------------------------------------------------------------------------------------------
Paul Markham                                International Equity Fund                 A
----------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the funds and their investors, come before those of the Advisers and their employees. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to each Adviser the authority to vote proxies of companies held in it respective fund's portfolio. Such Adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of its fund.

Each Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Each fund's adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, each adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or an adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The funds' Proxy Voting Policies requires each Adviser to submit to the Board promptly in writing any material changes to such Adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The funds' Proxy Voting Policies also require each Adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from such Adviser's proxy voting policies and procedures.

To view the funds' proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.
                      ------------------

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

Class I shares are offered only to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust, investment account or relationship at such institution, or to customers who have received and hold Class I shares of the fund distributed to them by virtue of such an account or relationship, or to qualified institutional investors who are advisory clients of the fund's investment adviser, or to certain funds managed by The Dreyfus Corporation, or to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment adviser or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party

Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to MBSC or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, MBSC or an Adviser.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

Each Adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Advisers will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if an Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by an Adviser in servicing other accounts; not all of these services may be used by an Adviser in connection with its respective fund generating the soft dollar credits. The investment advisory fee paid by the funds under the investment advisory agreements will not be reduced as a result of an Adviser's receipt of research services.

Each Adviser also places portfolio transactions for other advisory accounts. The Advisers will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds on Portfolio Transactions for the fiscal years
                               ended September 30

---------------------------------------------------------------------------------
        Fund                              2006                2007(1)
        ----
---------------------------------------------------------------------------------
Large Cap Growth Fund                   $1,969               $6,566
---------------------------------------------------------------------------------
Micro Cap Fund                          $41,526              $44,402
---------------------------------------------------------------------------------
International Equity Fund               $109,023             $125,348
---------------------------------------------------------------------------------

1. At September 30, 2007, the following fund held securities of its regular broker-dealer(s):

Large Cap Growth Fund:          Shares
Merrill Lynch & Co., Inc.        350

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the

NYSE and will therefore not be reflected in the computation of the funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time ("Declaration"). Under the Declaration, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, the International Equity Fund, offers four classes of shares: Class A, C, I and R shares. Only Class I shares of the International Equity Fund are offered though this SAI. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from option, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. Federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. Federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. Federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as regulated investment companies, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had no capital loss carryforwards available.

Certain options, futures or currency forward transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though the fund's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the funds and allocable to the corresponding fund. Additionally, a fund may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts, swaps and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts, short sales, swaps and constructive sales in order to minimize any potential adverse tax consequences.

If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

Each fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund will be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and the fund files an election with the Internal Revenue Service (the "IRS"). Large Cap Growth Fund and Micro Cap Fund do not expect to meet this 50% requirement, with the result that shareholders of each such fund will not include foreign taxes, if any, paid by the fund in their gross incomes and will not be entitled to any related tax deductions or credits for such taxes on their own tax returns. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

The International Equity Fund expects to meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the IRS pursuant to which shareholders of that fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and allocated to them even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If International Equity Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country.

If a fund acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each of the funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize the fund's tax liability or maximize its return from these investments.

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the fund that is paid by a fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

The fund's dividends and distributions generally are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized on the redemption and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other distribution of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, if shares in the fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the fund pursuant to the reinvestment privilege, or if shares of the fund that have been held for less than 91 days are exchanged for shares in another fund at net asset value pursuant to an exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that each fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on the Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. Federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the fund chooses to make an election related to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from a fund. Each of the funds does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2007 Annual Report of the fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI.

February 1, 2008



                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                           BNY Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


                Standish Mellon Intermediate Tax Exempt Bond Fund

This Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated February 1, 2008, as amended and/or supplemented from time to time, of Standish Mellon Intermediate Tax Exempt Bond Fund ("Intermediate Tax Exempt Fund") (the "fund"), a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 2007 annual reports to shareholders are incorporated by reference into this SAI.

                                Table of Contents
--------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES.......................................3
DESCRIPTION OF SECURITIES AND RELATED RISKS..............................6
INVESTMENT TECHNIQUES AND RELATED RISKS..................................6
INVESTMENT RESTRICTIONS..................................................6
PORTFOLIO HOLDINGS DISCLOSURE............................................6
MANAGEMENT...............................................................6
CODE OF ETHICS...........................................................6
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES............................6
PURCHASE AND REDEMPTION OF SHARES........................................6
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS......................6
PORTFOLIO TRANSACTIONS...................................................6
DETERMINATION OF NET ASSET VALUE.........................................6
FEDERAL INCOME TAXATION..................................................6
THE FUNDS AND THEIR SHARES...............................................6
ADDITIONAL INFORMATION...................................................6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
         FINANCIAL STATEMENTS............................................6

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus. The fund's investment adviser is Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser").

Suitability. The fund is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

Because the fund seeks to provide a high level of interest income exempt from federal income tax, the fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish Mellon to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish Mellon to be of comparable credit quality. The fund also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish Mellon to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish Mellon uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish Mellon will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Portfolio Maturity and Duration. Under normal market conditions, the fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. A mutual fund with an average portfolio maturity longer than that of the fund will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a short-term maturity will generally have a lower yield, but will generally offer more price stability.

The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when a fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a tax exempt fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the tax exempt fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, the tax exempt fund's dollar-weighted average portfolio maturity will not exceed ten years, the funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

Additional Investment Information. The fund invests, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. For this fund, tax exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes. Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

Under normal market conditions, the fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments). The fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxation" in this SAI.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Fund

The fund invests primarily in municipal securities and is subject to risks associated with investments in such securities. These risks, which also apply to fixed income securities generally, include interest rate risk, default risk, and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a tax exempt fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a tax exempt fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a tax exempt fund will suffer from the inability to invest in higher yield securities.

Specific Risks Associated with the Funds' Investments

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Municipal Securities. The fund may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.

Because the fund invests in investment grade municipal securities, the income earned on shares of the fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the fund's quality standards are designed to minimize the credit risk of investing in the fund, that risk cannot be entirely eliminated.

Municipal Notes. The fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are, of course, a number of other types of notes in which the funds may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds. The fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities. There is a variety of hybrid and special types of municipal securities as well as numerous differences in the types of security for municipal securities both within and between the two principal classifications above. The fund may purchase other types of municipal securities as long as the investment complies with the policies set forth in the fund's prospectus and SAI.

Variable Rate Demand Instruments. The fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permits the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The adviser may determine that an unrated variable rate demand instrument meets the fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the fund.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a tax exempt fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Illiquid Municipal Securities. The fund limits its investments in securities which are not readily marketable to less than 15% of its net assets. Although an entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the fund, municipal securities may nonetheless be readily marketable. The adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The adviser believes that the quality standards applicable to the fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

"When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The fund may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a tax exempt fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

Repurchase Agreements. The fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Stand-By Commitments. To facilitate liquidity, the fund may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the fund, but may, however, reduce the yields available on securities subject to stand-by commitments.

Third Party Put. The fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a fund's maturity.

Portfolio Turnover and Short-Term Trading. It is not the policy of the fund to purchase or sell securities for trading purposes. The fund places no restrictions on portfolio turnover. Notwithstanding the foregoing, the fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the fund's prospectus for the fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding the fund's investment objective, the fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). The fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's net assets unless the fund is in a temporary defensive position.

The money market instruments and short-term debt securities in which the fund may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks; repurchase agreements; and prime commercial paper of U.S. companies.

The fund's investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. The fund's investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests. To the extent that income dividends distributed by the fund include income from taxable sources, a portion of a shareholder's dividend income will be taxable.

Investments in commercial paper by Intermediate Tax Exempt Fund will be rated Prime-1 by Moody's or A-1 by Standard & Poor's or Duff 1+ by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, credit default risk and broad or specific fixed income market movements) to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential return, including income from selling credit default protection. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may

o purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments;

o    purchase and sell financial futures contracts and options thereon;

o enter into various interest rate transactions such as swaps, caps, floors or collars; and

o    enter into credit default and other types of swaps

     (Collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used for the following purposes:

o to seek to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations or from adverse changes in borrower's credit quality;

o to seek to protect the fund's unrealized gains in the value of its portfolio securities;

o to facilitate the sale of portfolio securities for investment purposes, to seek to manage effective maturity or duration;

o to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities; or

o to enhance potential return, including income from selling credit default protection, through non-hedging transactions, although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes.

The ability of the fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to allow the fund to satisfy the requirements of the Subchapter M of the Code for qualification as a regulated investment company.

Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the Counterparty to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements or a borrower's credit quality is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.

The use of options and futures transactions entails certain other risks. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's net asset value.

In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the fund in writing options and entering into futures transactions is potentially unlimited. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index or other instrument at the exercise price. For instance, V fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. The fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will attempt to sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function securing the performance of an OTC option. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor of or support for the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by a fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices and futures contracts. The fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

The sale of futures contracts creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the CTFC, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with its custodian for the benefit of a futures commission merchant or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, structured notes and any combination of futures, options and swap transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the funds may enter are interest rate, credit default and index swaps and the purchase or sale of related caps, floors and collars. The fund may also purchase and sell (write) call and put options on swaps, which are also known as swaptions. The funds may enter into these transactions for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of the fund's portfolio, protecting against adverse changes in a borrower's credit quality, as a duration management technique or protecting against an increase in the price of securities a fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The fund may use credit default swaps to obtain a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by

Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by an adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of the fund's policy regarding illiquid securities based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The fund will cover Strategic Transactions as required by interpretive positions of the SEC. The fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) liquid assets with a value sufficient to cover its potential obligations. (The fund may have to comply with other applicable regulatory requirements for Strategic Transactions). If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional liquid assets will be segregated daily so that the aggregate market value of the segregated assets is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. The fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer. Although it is authorized to do so, the fund does not expect to concentrate (invest 25% or more of its total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a tax exempt fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Intermediate Tax Exempt Fund. As a matter of fundamental policy, the fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

As a matter of non-fundamental policy, the fund may not:

     a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

     b. Purchase securities of any other investment company except as permitted by the 1940 Act.

As a matter of non-fundamental policy, the fund may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the fund may own so long as, as to 75% of the total assets of the fund, it does not invest more than 5% of its total assets in the securities of the issuer. Consequently, the fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

Although it is allowed to do so as a matter of fundamental policy, the fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the fund does not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the fund is less than 10% of the value of the total assets of the fund. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

The fund does not have any current intention to borrow money for other than temporary of emergency purposes.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The fund normally will publish its full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website

(www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC, the fund's investment adviser, or its affiliates.

---------------------------------------------------------------------------------------------------------------------
Name (Age),                   Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust,       and Length of   During Past 5 Years            Portfolios in      Held by Trustees
PAddress and Date of Birth     Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                                                Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),         Since 1986     Chairman Emeritus, Decision          17                 None
Trustee                                          Resources, Inc. ("DRI")
61 Meadowbrook Road                            (biotechnology research and
Weston, MA  02493                               consulting firm); formerly
9/30/40                                           Chairman of the Board
                                               and Chief Executive Officer,
                                                           DRI

---------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),      Since 1989        William Joseph Maier,             17                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littaver Center 127                                 Harvard University
Cambridge, MA  02138
8/5/44

---------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72), Trustee    Since 1986     Trustee, Mertens House, Inc.         17                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257
4/11/35

---------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64),          Since 1986        Trustee, Essex Street             17                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915
11/14/43

---------------------------------------------------------------------------------------------------------------------
                                                 Interested Trustee
---------------------------------------------------------------------------------------------------------------------
**J. David Officer (59),        Since 2007     Director, Vice Chairman and           17                 None
Trustee (Chairman),                             Chief Operating Officer of
President and Chief                              The Dreyfus Corporation;
Executive Officer                              Executive Vice President of
BNY Mellon Asset Management                    The Bank of New York Mellon
200 Park Ave., 55th Fl.                       Corporation; and Director and
New York, NY 10166                             President of MBSC Securities
8/24/48                                                Corporation

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name (Age),                      Term of      Principal Occupation(s)            Number of      Other Directorships
Position with the Trust,        Office and    During Past 5 Years              Portfolios in      Held by Trustees
Address and Date of Birth       Length of                                       Fund Complex
                               Time Served*                                     Overseen by
                                                                                  Trustee
---------------------------------------------------------------------------------------------------------------------
                                 Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42),           Vice         Vice President and Mutual           N/A                 N/A
Vice President, Treasurer       President      Funds Controller, BNY Mellon
and Chief Financial Officer    since 1999;      Asset Management; formerly
BNY Mellon Asset Management,  Treasurer and    Assistant Vice President and
One Boston Place                  Chief          Mutual Funds Controller,
Boston, MA  02108               Financial         Standish Mellon Asset
7/14/65                       Officer since       Management Company LLC
                                   2002
---------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56),        Assistant        First Vice President and           N/A                 N/A
Assistant Vice President           Vice           Manager, Mutual Funds
and Secretary                   President      Operations, BNY Mellon Asset
BNY Mellon Asset Management,   since 1996;      Management; formerly Vice
One Boston Place                Secretary     President and Manager, Mutual
Boston, MA  02108               since 2007      Funds Operations, Standish
8/19/51                                          Mellon Asset Management
                                                       Company LLC
---------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)           Since 2005      First Vice President, BNY           N/A                 N/A
Chief Compliance Officer                       Mellon Asset Management and
BNY Mellon Asset Management,                    Chief Compliance Officer,
One Boston Place                                Mellon Optima L/S Strategy
Boston, MA  02108                              Fund LLC; formerly Director,
4/8/57                                         Blackrock, Inc., Senior Vice
                                                 President, State Street
                                              Research & Management Company
                                              ("SSRM"), Vice President, SSRM
---------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "Interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Adviser. .

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The function of the Committee of Independent Trustees include requesting that the fund's investment adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the fund's investment adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the fund or its investors; and (iii) the resources, qualifications and profitability of the fund's investment adviser and principal underwriter, recommending to the Board the selection, retention or termination of the fund's investment adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:


--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                                       the Trust                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                                               Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                              None                                  None
--------------------------------------------------------------------------------------------------------------------
                                                Interested Trustee
--------------------------------------------------------------------------------------------------------------------
           J. David Officer*                              None                                  None
--------------------------------------------------------------------------------------------------------------------

*    Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust during the calendar year ended December 31, 2007, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time purchase additional shares of common stock of The Bank of New York Mellon Corporation ("BNY Mellon"), the publicly traded indirect parent company of Standish Mellon.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2007:

------------------------------------------------------------------------------------------
                          Aggregate Compensation from the Fund
------------------------------------------------------------------------------------------
                                                    Pension or
                                                   Retirement
                                                    Benefits
                                 Intermediate     Accrued as Part    Total Compensation
                                  Tax Exempt        of Fund's        from Fund and Other
Name of Trustee                     Fund             Expense          Funds in Complex*
------------------------------------------------------------------------------------------
Samuel C. Fleming                  $3,089              $0                 $56,875
------------------------------------------------------------------------------------------
Benjamin M. Friedman               $3,089              $0                 $56,875
------------------------------------------------------------------------------------------
John H. Hewitt                     $3,089              $0                 $56,875
------------------------------------------------------------------------------------------
Caleb Loring, III                  $3,237              $0                 $63,125
------------------------------------------------------------------------------------------
J. David Officer**                   $0                $0                   $0
------------------------------------------------------------------------------------------

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Intermediate Tax Exempt Fund:

----------------------------------------------------------------------------------------------------
Name and Address                                                                    Percentage of
                                                                                    Outstanding
                                                                                    Shares
----------------------------------------------------------------------------------------------------
                                                                                    42.4%*
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
----------------------------------------------------------------------------------------------------
Charles Schwab Co Inc Special Custody Account For Benefit of Customers              37.3%*
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4151
----------------------------------------------------------------------------------------------------

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to the fund pursuant to a written investment advisory agreement with the Trust. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Corporation of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of MAM (MA) Holding Trust ("MAM (MA) Trust"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (MA) Trust is a majority owned subsidiary of MAM (DE) Trust, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (DE) Trust is a wholly owned subsidiary of BNY Mellon. The following constitute the members of the Board of Managers of Standish
Mellon: Christine Downton, Corey A. Griffin, Mitchell E. Harris, Edward H. Ladd, Phillip N. Maisano, Ronald P. O'Hanley, and Scott E. Wennerholm. BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Certain services provided by the adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the adviser provides the fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the fund for any costs incurred. Under the investment advisory agreement, the adviser is paid a fee based upon a percentage of the fund's average daily net asset value computed set forth below. This fee is paid monthly.

------------------------------------------------------------------------
               Fund                         Contractual Advisory
                                              Fee Annual Rate
------------------------------------------------------------------------
      Intermediate Tax Exempt                      0.40%
------------------------------------------------------------------------

During the last three fiscal years ended September 30, the fund paid advisory fees in the following amounts:

-------------------------------------------------------------------------------------
                 Fund                       2005            2006           2007
-------------------------------------------------------------------------------------
       Intermediate Tax Exempt          $254,650 (1)    $254,638 (1)   $405,863 (1)
-------------------------------------------------------------------------------------

------------------
1 For the fiscal years ended September 30, 2005, 2006 and 2007, the adviser voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt Fund in the amount of $187,055, $210,284 and $226,230, respectively.

The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the fund to 0.65% of the fund's average daily net assets. Standish Mellon may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, the fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

Unless terminated as provided below, the fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the fund, the adviser, MBSC Securities Corporation ("MBSC") and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities.

These restrictions are a continuation of the basic principle that the interests of the fund and its shareholders come before those of the adviser, its affiliates and their employees.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the fund. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and their other service providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. As of the date of this Statement of Additional Information, MBSC received no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Division of MBSC are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the fund, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's portfolio. The adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Each fund's adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, each adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or an adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.
The Fund's Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

To view the fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of the fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Steven W. Harvey          Intermediate Tax       Other Registered Investment Companies:  6 funds with total assets
                          Exempt Fund            of $1.363 billion.

                                                 Other Pooled Investment Vehicles: none.

                                                 Other Accounts: 95 accounts with total assets of approximately
                                                 $2.997 billion..
---------------------------------------------------------------------------------------------------------------------
Christine L. Todd         Intermediate Tax       Other Registered Investment Companies:  1 fund with total assets
                          Exempt Fund            of $306.121 million.

                                                 Other Pooled Investment Vehicles: 1 entity with total assets of approximately $61.611 million.

                                                 Other Accounts:  140 accounts with total assets of approximately
                                                 $4.508 billion.
---------------------------------------------------------------------------------------------------------------------

The Adviser receives a fee based upon the investment performance of one account included under "Other Accounts Managed by the Portfolio Managers" in the table above: one of the "Other Pooled Investment Vehicles" listed above managed by Ms. Todd having total assets of approximately $61.611 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon. All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after three years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Standish Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the fund they manage. For purposes of this table, the following letters indicates the range indicated below:

--------------------------------------
A        -   $0
--------------------------------------
B        -   $1 - $10,000
--------------------------------------
C        -   $10,001 - $50,000
--------------------------------------
D        -   $50,001 - $100,000
--------------------------------------

--------------------------------------
E        -   $100,001 - $500,000
--------------------------------------
F        -   $500,001 - $1,000,000
--------------------------------------
G        -   More than $1 million
--------------------------------------

----------------------------------------------------------------------------------------------
       PORTFOLIO MANAGER NAME                           FUND                      OWNERSHIP
----------------------------------------------------------------------------------------------
Steven W. Harvey                       Intermediate Tax Exempt Fund                   A
----------------------------------------------------------------------------------------------
Christine L. Todd                      Intermediate Tax Exempt Fund                   A
----------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds. The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

                              BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------------------------------------------
                                                                   Aggregate Brokerage Commissions
                                                                    Paid by the Fund on Portfolio
                                                        Transactions for the Fiscal Years ended September 30
--------------------------------------------------------------------------------------------------------------------
Fund                                                    2005                  2006                  2007
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund                             $0                    $0                    $0
--------------------------------------------------------------------------------------------------------------------

At September 30, 2007, the fund did not hold any securities of its regular brokers or dealers. The funds generally executes portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most valuations of municipal securities made by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             FEDERAL INCOME TAXATION

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has elected to be treated, has qualified and intends to continue to qualify each year as a

"regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) (if any), net tax-exempt interest and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

The fund will be subject to a non-deductible 4% federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December but paid during the following January. Such distributions will be treated as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders.

As of the end of its most recent taxable year, the fund had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the year(s) specified below:

             -------------------------------------------------
                  2013             2014             2015
             -------------------------------------------------
                 $25,970          $86,973         138,767
             -------------------------------------------------

Limitations imposed by the Code on regulated investment companies like the fund may restrict a fund's ability to enter into futures, options and currency forward transactions.

Certain options and futures transactions undertaken by the fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term and timing of some capital gains and losses realized by the fund. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a fund on its transactions involving options, futures or forward contracts, swaps and/or offsetting or successor portfolio positions may be deferred under the tax straddle rules of the Code rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The Federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps and interest rate caps, floors and collars and Strategic Transactions are unclear in certain respects, and the fund will account for these instruments in a manner that is intended to allow it to continue to qualify for the favorable tax treatment as regulated investment companies.

Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are properly designated as "capital gain dividends"), or tax-exempt interest (if they are from a fund's net tax-exempt interest and are properly designated as "exempt-interest dividends"), whether taken in shares or in cash. Since the income from the fund is derived from sources that do not pay qualified dividend income, taxable dividends from the investment company taxable income of the fund (if any) will not qualify for taxation at the maximum 15% U.S. Federal income tax rate available to individuals on qualified dividend income. Capital gain dividends distributed to individual shareholders (if any) generally will qualify for the maximum 15% Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose.

Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and after such basis is reduced to zero will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. The fund's dividends and distributions will not qualify for any dividends-received distribution that might otherwise be available for certain dividends that are received by shareholders that are corporations. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Taxable distributions by the fund include distributions attributable to income or gains from the fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

Distributions by the fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the fund will be treated as tax-exempt interest under the Code, provided that the fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of a tax exempt fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The fund will report to shareholders the amount designated as exempt-interest dividends for each year.

Interest income from certain types of tax-exempt obligations that are private activity bonds in which the fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a tax exempt fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the fund.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the fund. Shares of the fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

If a tax exempt fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a tax exempt fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the fund therefore does not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with Federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the tax exempt fund's distributions attributable to interest the fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the fund. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the fund even though the borrowed funds may not be directly traceable to the purchase of shares.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

The fund may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The fund would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

Upon a redemption, exchange or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will, with respect to the fund, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8866. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholder of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

Individuals and certain other classes of shareholders may be subject to 28% backup withholding of Federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. In order to avoid this withholding requirement, shareholders must certify on Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withholding if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                           THE FUNDS AND THEIR SHARES

The fund is an investment series of Mellon Institutional Funds Investment Trust (formerly "Standish, Ayer & Wood Investment Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Newton International Equity Fund, offers four classes of shares. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, none of the funds invest all of their investable assets in other open-end investment companies.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Pursuant to the Declaration and subject to shareholder approval (if then required), the Trustees may authorize the fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the fund to so invest its assets.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The fund's financial statements contained in the 2007 annual report of the fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into the SAI.